UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 25, 2005

Date of Earliest Event Reported: April 25, 2005

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street

Stamford, Connecticut 06921

(Address and zip code of principal executive offices)

(203) 541-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 25, 2005, the Company’s Chairman and Chief Executive Officer, John V. Faraci, announced that Senior Vice President and Chief Financial Officer, Christopher P. Liddell, has resigned effective May 9, 2005. The Company also announced that Marianne M. Parrs, Executive Vice President, will serve as chief financial officer until a permanent successor is named.

A copy of the Company’s press release relating to this announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Press Release of International Paper Company dated April 25, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY
(Registrant)

By:	/s/ Andrea L. Dulberg
Name:	Andrea L. Dulberg
Title:	Assistant Secretary

Date: April 25, 2005

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EXHIBIT INDEX

Exhibit 99.1:    Press Release of International Paper Company, dated April 25, 2005.

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